UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2003

VITAL IMAGES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-22229

(Commission File Number)

42-1321776

(IRS Employer Identification No.)

3300 Fernbrook Lane N., Suite 200, Plymouth Minnesota	55447
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (763) 852-4100

Item 7.           Financial Statements and Exhibits.

(c)                                  Exhibits

99.1                           A copy of the press release announcing third quarter and first nine months of 2003 financial results, issued by Vital Images, Inc. on October 21, 2003, is being furnished as an exhibit to this Form 8-K.

Item 12. Results of Operations and Financial Condition.

On October 21, 2003, Vital Images, Inc. issued a press release announcing financial results for the third quarter and first nine months of 2003.  A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VITAL IMAGES, INC.

October 21, 2003	/s/ Gregory S. Furness
Gregory S. Furness Chief Financial Officer and Vice President-Finance (Chief Financial Officer)